Exhibit 10.2

NOTE: PORTIONS OF THIS EXHIBIT INDICATED BY “[****]” HAVE BEEN OMITTED FROM THIS EXHIBIT AS THESE PORTIONS ARE NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

SECOND OMNIBUS AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, SEVENTH AMENDED AND RESTATED PROGRAM TERMS LETTER, JOINDER, AND CONSENT AGREEMENT

[CDF]

THIS SECOND OMNIBUS AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, SEVENTH AMENDED AND RESTATED PROGRAM TERMS LETTER, JOINDER, AND CONSENT

AGREEMENT (this “Amendment”) dated as of November 1, 2021, is made with regard to (a) that certain AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (as amended by that certain First Omnibus Amendment to Amended and Restated Loan and Security Agreement and Seventh Amended and Restated Program Terms Letter dated effective as of October 1, 2021 (the “First Omnibus Amendment”), and as further amended, restated, amended and restated, supplemented, joined into, or otherwise modified from time to time, the “LSA”) by and among WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC (“CDF”) as Agent (in such capacity as agent, the “Agent”) for the several financial institutions that may from time to time become party thereto (collectively, “Lenders,” and individually, each a “Lender”) and Existing Dealers (as defined below), (b) that certain SEVENTH AMENDED AND RESTATED PROGRAM TERMS LETTER (as amended by the First Omnibus Amendment and as further amended, restated, amended and restated, supplemented, joined into, or otherwise modified from time to time, the “PTL,” and together with the LSA, the “Agreements”), and (c) that certain GUARANTY (as amended, amended and restated, supplemented, joined into, or otherwise modified from time to time, the “Guaranty”), each dated as of July 9, 2021. All capitalized terms not otherwise defined in this Amendment shall have the respective meanings assigned to them in the LSA.

Recitals

A.Existing Dealers have informed Agent that MarineMax, Inc. (“MarineMax”) desires to purchase (i) all or substantially all of the assets of Texas Marine Holdings, Ltd., a Texas limited partnership (“TMH”) pursuant to that certain Asset Purchase Agreement dated [as of the date hereof] between TMH, MarineMax, and the Designated Owners (as defined therein) (the “TM APA”) (such asset purchase, the “TM Asset Purchase”) and (ii) certain real estate assets from HNH (as defined below) and Mosier (as defined below) pursuant to that certain Agreement of Purchase and Sale (the “RE Purchase Agreement,” and together with the TM APA, the “TM Purchase Agreements”), dated as of the date hereof by and among HNH, Mosier, and MarineMax (such acquisition, the “TM RE Purchase,” and together with the TM Asset Purchase, the “TM Acquisition”).

B.Existing Dealers have informed Agent that MarineMax Products, Inc. (“MM Products”) desires to purchase all of the issued and outstanding capital stock of JDG Undaunted, LLC, a Texas limited liability company (“JDG,”), which owns all of the issued and outstanding capital stock of Undaunted Holdings, Inc., a Delaware corporation (“Holdings,” and together with JDG, the “New Guarantors”; the Guarantors party to the Guaranty prior to the date hereof are herein referred to collectively as the “Existing Guarantors”; the New Guarantors and Existing Guarantors are referred to herein collectively as the “Guarantors,” and individually, each a “Guarantor”), which owns all of the issued and outstanding capital stock of Intrepid Powerboats, Inc., a Florida corporation (“Intrepid,”), which owns all of the issued and outstanding capital stock of Intrepid Southeast, Inc., a Florida corporation (“ISE”, together with Intrepid, each a “New Dealer,” and collectively, the “New Dealers”; the Dealers party to the Agreements prior to the date hereof are referred to herein collectively as the “Existing Dealers”; the New Dealers and the Existing Dealers are referred to herein collectively as the “Dealers,” and individually, each a “Dealer”) owned by the Sellers (as defined in the Intrepid Purchase Agreement, defined below) pursuant to that certain Equity

Purchase Agreement by and among MM Products, Sellers, and the Seller’s Representative (as defined therein) (the “Intrepid Purchase Agreement,” and together with the TM Purchase Agreements, the “Purchase Agreements”) dated October 4, 2021 (such acquisition, the “Stock Purchase,” and together with the TM Acquisition, the “Acquisitions”).

C.The aggregate acquisition costs of the Acquisitions is expected to exceed $50,000,000.00. Pursuant to Section 6(d)(iv) of the LSA, if the total acquisition cost of an Acquired Person or Acquired Assets exceeds $50,000,000 in the aggregate in any rolling twelve-month period for all such Acquired Persons and Acquired Assets, Agent’s prior written consent is required. Existing Dealers have requested Agent to consent to the Acquisitions.

D.Agent, Lenders, and Dealers desire to make certain amendments to the Agreements and join New Dealers as “Dealers” to the Agreements. Agent and Guarantors desire to join New Guarantors as “Guarantors” to the Guaranty.

E.Agent is willing to consent to the Acquisitions, and Agent and Required Lenders, whose consent Agent has received, are willing to make certain amendments to the Agreements, upon the terms and conditions of this Amendment.

Agreement

NOW, THEREFORE, in consideration of the premises and of the mutual promises contained herein and in the LSA, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Consent to the Acquisitions. Upon the terms and conditions set forth herein, including the conditions set forth in Section 8 below, Agent hereby consents to the Acquisitions. This consent shall only be effective in this specific instance with respect to the Acquisitions set forth above. This consent shall not entitle Dealers to any other or further consents, waivers or extensions in any similar or other circumstances. In no event shall this consent be deemed to be a waiver of Agent’s or any Lender’s rights with respect to any breach, default or Default which exists or might exist at any time under the LSA, the other Agreements, the Guaranty, or any other Loan Document, or any other document related thereto (collectively, the “Financing Documents”), whether or not known to Agent or any Lender and whether or not existing on the date of this Amendment.

2.	Amendments to the LSA.

a.Section 1; Definitions. The defined terms “Closing Date Guaranty Agreement,” “Eligible Inventory Collateral,” and “Eligible Parts” set forth in Section 1 of the LSA are hereby deleted in their entireties and replaced with the following:

“Closing Date Guaranty Agreement” means that certain Guaranty executed by Guarantors in favor of Agent for the benefit of Lenders as of the date hereof, as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time.”

“Eligible Inventory Collateral” means all marine product inventory of the Dealers (other than (i) spare parts, (ii) inventory held by KCS, (iii) inventory held by MarineMax Products, Inc., and (iv) inventory held by an Intrepid Dealer) that is eligible for inclusion in the Borrowing Base pursuant to the requirements of this Agreement and the Program Terms Letter.

“Eligible Parts” means spare parts inventory of the Dealers that (a) is new, (b) is not subject to or encumbered by any Lien or security interest other than a Lien permitted pursuant to Section 6(a), and

(c) has been held in inventory for no more than 12 months; provided, however, that in no event shall any spare parts inventory of an Intrepid Dealer be deemed “Eligible Parts.”

b.Section 1; Definitions. The following defined term is hereby added to Section 1 of the LSA in proper alphabetical order as follows:

“Intrepid Dealers” means, collectively, Intrepid Powerboats, Inc., a Florida corporation, and Intrepid Southeast, Inc., a Florida corporation, and “Intrepid Dealer” shall mean any of them individually.”

c.Section 2; Extensions of Credit. Section 2(e)(O) of the LSA is hereby deleted in its entirety and replaced with the following:

“(O)any and all other Accounts which Agent deems ineligible, including, without limitation, all Accounts of Intrepid Dealers.”

d.Section 6; Covenants. Sections 6(a)(ii) and (iii) of the LSA are hereby deleted in their entireties and replaced with the following:

(ii)Other than as set forth in Section 6(a)(x) below, purchase money Liens on Dealers’ new inventory manufactured by Vendors for which Agent does not fund invoices directly on behalf of Dealers;

(iii)Liens on Dealers’ new, used and pre-owned inventory manufactured by Vendors for which Agent does not fund invoices directly on behalf of Dealers; provided that such Liens are subject to subordination or intercreditor agreements in form and substance acceptable to Agent, in its sole discretion, whereby Agent subordinates its Liens in such inventory;”

e.Section 6; Covenants. Section 6(d)(iv) is hereby amended by deleting the parenthetical reading “(other than a merger or consolidation of a Dealer with or into another Dealer)” in its entirety and replacing it as follows:

“(other than a merger or consolidation of a Dealer with or into another Dealer, or, so long as a Dealer is the surviving entity, a merger or consolidation with a Guarantor)”

f.Section 6; Covenants. Section 6(d)(iv)(A) is hereby deleted in its entirety and replaced with the following:

Dealers provide Agent with (1) thirty (30) days’ prior written notice of such acquisition, accompanied by copies of pro forma financial statements and projections giving effect to such acquisition, and (2) on or before the date of closing of such acquisition, a certificate of the chief financial officer of MarineMax,

Inc. (acting as Dealer Representative for all Dealers) that such acquisition complies with the conditions of this Section 6(d)(iv) (including without limitation a certification of the total acquisition cost of all Acquired Persons and Acquired Assets in the applicable rolling twelve-month period as set forth in clause (F), below, and the sum of Dealer’s unrestricted cash plus Availability as set forth in clause (G), below.”

g.Section 28; List of Dealers. Section 28 of the LSA is hereby amended by deleting such section in its entirety and replacing it with the following:

“The following persons are parties to this Agreement as Dealers:

DEALER NAME	TYPE OF ENTITY	JURISDICTION
MarineMax, Inc.	corporation	Florida
MarineMax East, Inc.	corporation	Delaware
MarineMax Services, Inc.	corporation	Delaware
MarineMax Northeast, LLC	limited liability company	Delaware
Boating Gear Center, LLC	limited liability company	Delaware
US Liquidators, LLC	limited liability company	Delaware
Newcoast Financial Services, LLC My Web Services, LLC MarineMax Charter Services, LLC [****]	limited liability company limited liability company limited liability company limited liability company	Delaware Delaware Delaware Florida
Gulfport Marina, LLC	limited liability company	Delaware
FWW, LLC	limited liability company	Florida
Fraser Yachts Florida, Inc.	corporation	Florida
Fraser Yachts California	corporation	California
MarineMax KW, LLC	limited liability company	Florida
BY Holdings, LLC	limited liability company	Florida
Northrop and Johnson Yachts-Ships LLC	limited liability company	Florida
Northrop & Johnson California, Inc.	corporation	California
Perfect Yacht Charter LLC	limited liability company	Delaware
N & J Media LLC	limited liability company	Florida
Northrop & Johnson Holding LLC.	limited liability company	Florida
N & J Group, LLC	limited liability company	Florida
Private Insurance Services LLC	limited liability company	Florida
Skipper Marine, LLC	limited liability company	Wisconsin
Skipper Bud’s of Illinois, Inc.	corporation	Illinois
Skipper Marine of Madison, LLC	limited liability company	Wisconsin
Skipper Marine of Fox Valley, LLC	limited liability company	Wisconsin
Skipper Marine of Chicago-Land, LLC	limited liability company	Illinois
Skipper Marine of Michigan, LLC	limited liability company	Michigan
Skipper Marine of Ohio, LLC	limited liability company	Ohio
Silver Seas Yachts, LLC	limited liability company	Arizona
Silver Seas California, Inc.	corporation	Florida
MarineMax Products, Inc.	corporation	Florida
KCS International Inc.	corporation	Wisconsin

Nisswa Marine, LLC Intrepid Powerboats, Inc.

Intrepid Southeast, Inc.

limited liability company corporation

corporation

Minnesot Florida

Florida”

a

3.	Amendments to PTL.

a.The sentence “Inventory held by KCS International, Inc. or MarineMax Products, Inc.” set forth in the section titled “Ineligible Inventory Collateral” of the PTL is hereby deleted in its entirety and replaced with the following:

“Inventory held by KCS International, Inc., MarineMax Products, Inc., Intrepid Powerboats, Inc., or Intrepid Southeast, Inc.”

4.Joinder of New Dealers. Each New Dealer hereby (a) agrees to become primarily and jointly and severally liable for all obligations and liabilities under the Agreements, including all Obligations under the LSA, whether arising prior to, on or after the date hereof; (b) restates all representations, warranties and covenants of Dealers under the Agreements as if each representation, warranty and covenant contained therein is, contemporaneously herewith, issued by, and relates to New Dealer, individually and jointly; (c) agrees that all references in the Agreements to “Dealers” include, for all purposes, such New Dealer and the other Dealers, and for the avoidance of doubt, the Agreements are hereby amended to include each New Dealer in such references; and (d) grants to Agent, as Agent for the Lenders, as security for the Obligations a security interest in all Collateral owned by such New Dealer, whether now owned or hereafter acquired. Each New Dealer intends that this Section 3 constitutes an agreement that the LSA is effective to create a security interest in such New Dealer’s property, as contemplated by Section 9- 203(d) of the UCC. Each New Dealer further reaffirms as to itself the obligations of the Dealers under the Agreements and agrees that all transactions between such New Dealer and Agent shall be governed by the Agreements, as determined by Agent in its sole and absolute discretion.

5.Joinder of New Guarantors to the Guaranty. Each New Guarantor hereby (a) agrees to become primarily and jointly and severally liable for all obligations and liabilities under the Guaranty whether arising prior to, on or after the date hereof; (b) restates all representations, warranties and covenants of Guarantors under the Guaranty as if each representation, warranty and covenant contained therein is, contemporaneously herewith, issued by, and relates to New Guarantor, individually and jointly; (c) agrees that all references in the Guaranty to “Guarantor” include, for all purposes, such New Guarantor and the other Guarantors, and for the avoidance of doubt, the Guaranty is hereby amended to include each New Guaranty in such references. Each New Guarantor further reaffirms as to itself the obligations of the Guarantors under the Guaranty and agrees that all transactions between such New Guarantor and Agent shall be governed by the Guaranty, as determined by Agent in its sole and absolute discretion. Dealers hereby agree that all references in the LSA to “Guarantors” include, for all purposes, such New Guarantors and the other Guarantors, and for the avoidance of doubt the LSA is hereby amended to include each New Guarantor in such references.

6.	Representations and Warranties. Dealers hereby represent and warrant to Agent that:

a.All executed agreements, instruments and other documents related to the Acquisitions (collectively, the “Acquisition Documents”), which have been provided to

Agent by Dealers, are true and correct in all respects.

b.Upon request by Agent, Dealers will provide all Acquisition Documents so requested to Agent, and there are no such Acquisition Documents that Dealers have failed to provide to Agent, including any amendments or addendums to the Acquisition Documents.

c.Each of the Acquisitions complies with the requirements of the LSA, including, without limitation, those set forth in Section 6(d)(iv)(D), (E), and (G).

7.Ratification. Dealers hereby ratify and confirm the Agreements, as amended hereby, and each other Financing Document executed by such Dealer in all respects. All terms and provisions of the Agreements not specifically amended by this Amendment shall remain unchanged and in full force and effect.

8.Conditions Precedent to Effectiveness of Amendment. This Amendment shall not be effective unless and until each of the following conditions precedent has been satisfied or waived in the sole and absolute discretion of Agent:

a.	Agent shall have received a copy of this Amendment, duly executed by Dealers and Guarantors.

b.Agent shall have received a certificate complying with the requirements of Section 6(d)(iv)(A) (as amended hereby) of the LSA, in form and substance acceptable to Agent in its sole discretion, duly executed by the chief financial officer of MarineMax, Inc. as Dealer Representative on behalf of all Dealers.

c.Agent shall have received any and all fees payable to Agent by Dealers in connection with this Amendment and the transactions contemplated hereby.

d.Agent shall have received evidence that the transactions to be consummated under each of the Acquisitions have closed.

e.Agent shall have received an updated corporate organizational chart of MarineMax, Inc. giving effect to the transactions consummated under the Stock Purchase.

f.Agent shall have received evidence of payoff of New Dealers’, New Guarantors’, and TMH and HNH Holdings, Ltd., a Texas limited partnership, TXMC Wakepark, LLC, a Texas limited liability company (“TXMC”), Mosier Lake, LLC, a Texas limited liability company (“Mosier”) and DFW Marine, Inc., a Texas corporation financing arrangements as requested by Agent existing prior to the date hereof, in form and substance acceptable to Agent in its sole discretion.

g.Agent shall have received secretary’s, manager’s, or member’s certificates, in form and substance acceptable to Agent, for New Dealers and New Guarantors.

h.Agent shall have received a legal opinion from Dealers’ and Guarantors’ legal counsel, in form and substance acceptable to Agent, with respect to New Dealers and New Guarantors.

i.Agent shall have received a transfer and assumption agreement, in form and substance acceptable to Agent, duly executed by MarineMax and the TMH.

9.Post-Close Requirements. Dealers, including New Dealers, shall, within the time set forth below, or such later date as Agent may agree to in writing in its sole and absolute discretion take the following actions:

(a)within thirty (30) days from the date hereof, deliver to Agent (i) landlord waivers with respect to any new locations added in connection with the Stock Purchase with an affiliated landlord, (ii) applications and W-9s for the New Dealers, (iii) an updated Exhibit B to the LSA, and (iv) proof that Existing Dealers were in compliance with their insurance requirements immediately prior to the joinder of New Dealers and that New Dealers are in compliance with their insurance requirements immediately after giving effect to the joinder of each New Dealer;

(b)use commercially reasonable efforts to deliver to Agent landlord waivers, in form and substance acceptable to Agent in its reasonable discretion, within thirty (30) days after the date hereof, with respect to any new locations added in connection with the Stock Purchase with a non-affiliated landlord; and

(c)use commercially reasonable efforts to deliver to Agent (or assist Agent in obtaining) UCC-3 termination statements, in form and substance acceptable to Agent in its sole discretion, for TMH’s financing arrangements with Worthington National Bank and Northpoint Commercial Finance, LLC within forty-five (45) days after the date hereof.

10.Default. Dealers hereby acknowledge and agree that this Amendment is a Loan Document, and a Default hereunder shall constitute a Default under the LSA.

11.Release. In consideration of the agreements of Agent contained in this Amendment and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Dealer (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the LSA, or any of the other Financing Documents or transactions thereunder or related thereto.

12.References. Each reference in the Agreements and the other Financing Documents to the Agreements shall be deemed to refer to the Agreements as amended by this Amendment.

13.Assignment. This Amendment shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their participants, successors and assigns.

14.Counterparts. This Amendment may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement. This Amendment may be executed by any party to this Amendment by original and/or facsimile signature.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

DEALERS:

MARINEMAX, INC., a Florida corporation

By:

Print Name:Michael H. McLamb

Executive Vice President, Chief Financial Officer,

Title:Secretary

US LIQUIDATORS, LLC, a Delaware limited liability company MARINEMAX KW, LLC, a Florida limited liability company BY HOLDINGS, LLC, a Florida limited liability company

PERFECT YACHT CHARTER, LLC, a Delaware limited liability company

N & J MEDIA, LLC, a Florida limited liability company

NORTHROP & JOHNSON HOLDING LLC, a Florida limited liability company

PRIVATE INSURANCE SERVICES, LLC, a Florida limited liability company

SKIPPER MARINE, LLC, a Wisconsin limited liability company

SKIPPER BUD'S OF ILLINOIS, LLC, an Illinois corporation

SKIPPER MARINE OF MADISON, LLC, a Wisconsin limited liability company

SKIPPER MARINE OF FOX VALLEY, LLC, a Wisconsin limited liability company

SKIPPER MARINE OF CHICAGO-LAND, LLC, an Illinois limited liability company

SKIPPER MARINE OF MICHIGAN, LLC, a Michigan limited liability company

SILVER SEAS YACHTS, LLC, an Arizona limited liability company

By:MARINEMAX, INC., its sole member

By:

Print Name:Michael H. McLamb

Executive Vice President, Chief Financial Officer,

Title:Secretary

SKIPPER MARINE OF OHIO, LLC, an Ohio limited liability company

By:

Print Name:Michael H. McLamb

Director, and as such, collectively with the other

Title:Director, Manager

By:

Print Name:W. Brett McGill

Director, and as such, collectively with the other

Title:Director, Manager

MARINEMAX EAST, INC., a Delaware corporation

MARINEMAX PRODUCTS, INC., a Florida corporation

KCS INTERNATIONAL INC., a Wisconsin corporation

NISSWA MARINE, LLC, a Minnesota limited liability company

SILVER SEAS CALIFORNI INC., a Florida corporation

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

MARINEMAX NORTHEAST, LLC, a Delaware limited liability company

BOATING GEAR CENTER, LLC, a Delaware limited liability company

MY WEB SERVICES, LLC, a Delaware limited liability company

MARINEMAX CHARTER SERVICES, LLC, a Delaware limited liability company

NEWCOAST FINANCIAL SERVICES, LLC, a Delaware limited liability company

GULFPORT MARINA, LLC, a Delaware limited liability company

FWW, LLC, a Florida limited liability company

By:MARINEMAX EAST, INC., its sole member

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

MARINEMAX SERVICES, INC., a Delaware corporation

By:

Print Name:Michael H. McLamb

Title:Vice President, Secretary, Treasurer

FRASER YACHTS FLORIDA, INC., a Florida corporation

FRASER YACHTS CALIFORNIA, a California corporation

By:

Print Name:Jeanne Bruss Title:Secretary

NORTHROP & JOHNSON YACHTS-SHIPS LLC, a Florida limited liability company

By: FRASER YACHTS FLORIDA, INC. the sole member

By:

Print Name:Jeanne Bruss Title:Secretary

NORTHROP & JOHNSON CALIFORNIA INC., a California corporation

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Chief Financial Officer

[****] , a Florida limited liability company

By: MY WEB SERVICES, LLC, the sole member of [****]

By: MARINEMAX EAST, INC., the sole member of My Web Services, LLC

By:

Print Name:Michael H. McLamb

Title:President, Secretary and Treasurer

N & J GROUP, LLC, a Florida limited liability company

By: NORTHROP & JOHNSON HOLDING LLC. the sole member of N & J Group, LLC

By: MARINEMAX, INC. the sole member of Northrop & Johnson Holding LLC

By:

Print Name:Michael H. McLamb

Executive Vice President, Chief Financial

Title:Officer, Secretary

GUARANTORS

KCS RE ACQUISITION COMPANY, LLC, a Wisconsin limited liability company

WAVE AVIATION LLC, a Florida limited liability company

By:

Print Name:Michael H. McLamb

Title:Vice President, Secretary, Treasurer

NEW DEALERS:

INTREPID POWERBOATS, INC., a Florida corporation

INTREPID SOUTHEAST, INC., a Florida corporation

By:

Print Name:Michael H. McLamb

Title:Secretary and Treasurer

NEW GUARANTORS:

JDG UNDAUNTED LLC, a Texas limited liability company

By: MARINEMAX PRODUCTS, INC., ,its sole manager

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

UNDAUNTED HOLDINGS, INC., a Delaware corporation

By:

Print Name:Michael H. McLamb

Title:President, Secretary, Treasurer

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC, as Agent and Lender

By:

Name: Thomas M. Adamski

Title:   Vice President Credit